UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 27, 2013

China Inc

(Exact name of registrant as specified in its charter)

Nevada	333-169406	27-3028235
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

12520 A1 Westheimer #138, Houston, Texas 77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (281)-776-9100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On September 27, 2013, China Inc (the “Company”) dismissed D. Brooks & Associates CPA's, P.A. as our independent registered public accounting accountant.

	(ii)	The reports of D. Brooks & Associates CPA's, P.A. on the Company’s financial statements for the years ended June 30, 2012 and 2011, and any subsequent interim reviews ( September 30th, 2012, December 31st, 2012, March 31st, 2013) through September 27, 2013 (the date of dismissal), contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit reports on the financial statements of the Company for the fiscal years ended June 30, 2012 and June 2011 contained uncertainty about the company's ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

	(iv)	During the years ended June 30, 2012 and 2011, and through the interim period ended September 27, 2013, there have been no disagreements with D. Brooks & Associates CPA's, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of D. Brooks & Associates CPA's P.A. would have caused them to make reference thereto in connection with their report on the financial statements for such periods.

	(v)	The Company has requested that D. Brooks & Associates CPA's P.A. furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

	(i)	On September 27, 2013 the Company engaged WWC. P.C., as its new independent registered public accounting firm. During the years ended June 30, 2012 and 2011, and through September 27, 2013, the Company had not consulted with , regarding any of the following:

	(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

	(iii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that WWC, P.C., concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1 Letter from D. Brooks & Associates, CPA's P. A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Inc

/s/ Tian Jia
Tian Jia Chief Executive Officer and Chief Financial

Date: September 30, 2013

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